Long-Term Debt and Borrowing Agreements	12 Months Ended
Dec. 31, 2011
Long-Term Debt and Borrowing Agreements [Abstract]
LONG-TERM DEBT AND BORROWING AGREEMENTS
14.	LONG-TERM DEBT AND BORROWING AGREEMENTS

On September 30, 2010, the Company entered into a Credit Agreement, with a consortium of financial institutions that provides for an aggregate commitment of $125.0 million revolving credit facility with a $50 million accordion option through September 30, 2015. The Credit Agreement includes a $5.0 million swing line facility and $20.0 million sub-facility for the issuance of LOCs. As of December 31, 2011 and 2010, there were no borrowings outstanding under the Company’s respective credit agreements and outstanding LOCs were $8.4 million and $7.7 million, respectively.

Under the Credit Agreement, the Company pays bank commitment fees on the unused portion of the commitment, ranging from 0.20% to 0.35% per year based on the Company’s leverage ratio. There were no borrowings during both the years ended December 31, 2011 and 2010.

The Credit Agreement provides pricing options for the Company to borrow at the bank’s prime interest rate or at LIBOR plus an applicable margin determined by the Company’s leverage ratio based on a measure of indebtedness to earnings before interest, taxes, depreciation, and amortization (“EBITDA”). The Credit Agreement also contains usual and customary negative covenants for a credit facility, requires the Company to meet minimum leverage and interest and rent coverage ratio covenants, and places certain limitations on dividend payments. The Agreement also contains usual and customary provisions regarding acceleration. In the event of certain defaults by the Company under the credit facility, the lenders will have no further obligation to extend credit and, in some cases, any amounts owed by the Company under the credit facility will automatically become immediately due and payable. As of December 31, 2011, the Company was in compliance with the covenants under the Credit Agreement.